SAFE. SECURE.
SUSTAINABLE.[SM]

KBR

SAFE. SECURE.
SUSTAINABLE.℠



Investor Day Event | May 8, 2024

SAFE. SECURE.
SUSTAINABLE.℠

Jamie DuBray

Vice President, Investor Relations and FP&A



Disclosures

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Forward-Looking Statements

This presentation contains forward-looking statements regarding our plans, objectives, goals, strategies, investments, capital deployment, risk profile, program activity, backlog information, returns, capital requirements, future events, future financial performance, future demand expectations and other information that is not historical. When used in this presentation, the words "estimates," "expects," "anticipates," "projects," "plans," "intends," "believes," "forecasts," "targets" or future or conditional verbs such as "will," "should," "could" or "may," and variations of such words or similar expressions are intended to identify forward-looking statements. Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties and other factors that are difficult to predict, and which could cause actual results to differ materially from the forward-looking statements contained in this presentation. Our most recently filed Annual Report on Form 10-K, any subsequent Form 10-Qs and 8-Ks and other U.S. Securities and Exchange Commission filings discuss some of the important risk factors that the company has identified that may affect its business, results of operations and financial condition.

We caution you not to place undue reliance on the forward-looking statements included in this presentation, which speak only as of the date hereof. We disclaim any intent or obligation, except as required by law, to revise or update publicly any forward-looking statements for any reason.

Non-GAAP Financial Information

This presentation includes certain non-GAAP financial measures. Because not all companies calculate non-GAAP financial measures identically (or at all), the presentations herein may not be comparable to other similarly titled measures used by other companies. Further, such non-GAAP financial information should not be considered superior to, as a substitute for or as an alternative to the historical financial information of the company, if any, prepared in accordance with GAAP. Please refer to the Appendix for definitions and reconciliations of GS Revenues ex-OAW, Adj. EBITDA and Adj. OCF to the nearest GAAP measures.

The company does not provide reconciliations of Adj. EBITDA and cumulative deployable free cash to the most comparable GAAP financial measures on a forward-looking basis because the company is unable to predict with reasonable certainty the ultimate outcome of legal proceedings, unusual gains and losses, capital expenditures and acquisition-related expenses without unreasonable effort, which could be material to the company's results computed in accordance with GAAP.

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Adam Kramer

Corporate Sustainability Officer

Zero Harm


RECYCLE/ REUSE
EFFICIENT ENERGY
SUSTAINABLE TRAVEL
SUPPLY PARTNERS
CLIMATE CHANGE
ZERO 24/7 HARM
COURAGE TO CARE
HEALTH, SAFETY & SECURITY
GOVERNANCE
INCLUSION & DIVERSITY
COMMUNITY ENGAGEMENT
RISK MANAGEMENT

World-class Sustainability

Uniquely positioned to help our customers meet their sustainability goals

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Commitments by Fortune Global 500 companies[1]



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
2015
2016
2017
2018
2019
2020
2021
2022
2023
66%
Companies with climate commitments

CAPEX investment for commitments[2]

$19T
Committed Investment



$37T
Investment thru 2030

$18T
Additional Investment

37% KBR's 2023 sustainability-focused revenue

GOLD 2023 ecovadis Sustainability Rating

BEST ESG KBR RANKED #1 AMONG OUR MID CAP SECTOR PEERS BY INSTITUTIONAL INVESTOR RESEARCH

USA TODAY AMERICA'S CLIMATE LEADERS 2023 statista

QUALITYSCORE ENVIRONMENTAL SOCIAL GOVERNANCE 1 HIGHEST RANKED BY ISS ESG

MSCI ESG RATINGS AAA

CCC	B	BB	BBB	A	AA	AAA


KBR®

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SUSTAINABLE.℠



Stuart Bradie

President and Chief Executive Officer

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Agenda

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Digital Overview

Greg Conlon

Chief Digital and Development Officer

Financial Performance and Targets

Mark Sopp

Executive Vice President and Chief Financial Officer



Government Solutions

Byron Bright

President, Government Solutions U.S.

Paul Kahn

President, Government Solutions International

Sustainable Technology Solutions

Jay Ibrahim

President, Sustainable Technology Solutions



ONE KBR Panel

Byron Bright, Paul Kahn and Jay Ibrahim

CEO Key Takeaways

Stuart Bradie

Executive Q&A

Stuart Bradie and Mark Sopp

ONE KBR Capabilities

Enabling both businesses to reach their full potential

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SUSTAINABLE.™









Government Solutions
ONE KBR Capabilities
Deep Domain Expertise
Proprietary Technologies
Digital Innovation
Global and Commercial Acumen
Sustainable Technology Solutions







Mega Trends

Well-positioned to benefit from global shifts

Digitalization and Modernization



Energy Trilemma



Security – Global Geopolitics


42

Investment Thesis

Attractive growth and value opportunity

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- Well-positioned in markets of the future
- Global delivery footprint
- Strong customer relationships


SAFE
SECURE
SUSTAINABLE
Enduring Growth
Differentiated
Capital Upside
Resilient

- Domain expertise and commercial acumen
- Strong IP portfolio
- Digital innovation

- Robust cash generation
- Low capital intensity
- Strong balance sheet and low leverage

- Portfolio across multiple verticals and cycles
- Scalable, dynamic workforce
- Lower-risk business model

Balanced and Resilient

Mature risk management

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Concentration
Global delivery footprint
Economic cycles
Mitigate highs and lows with scalable and multiskilled workforce
Foundation
Strong balance sheet
Conservative capital structure
Lower risk business model
Cyclicality
Diversified portfolio and market rotation
Broad mix of strong customers
Capital markets

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Greg Conlon

Chief Digital and Development Officer



Growth Strategy

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Thrive in Core Markets

Expand Core Markets and New Geographies

Deliver Innovation

Breakout Growth Potential

Digital Imperatives

KBR's digital accelerators – enabling us to deliver tangible value to our customers

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100+
Digital Innovation Initiatives

Deliver Innovation

Disruptive Technology
Innovations improve and accelerate customer decision-making.

Affordability
Initiatives drive speed to market and greater cost competitiveness.

Digital Accelerators

- Autonomous Systems
- Digital Engineering
- Artificial Intelligence
- Data Analytics
- Cybersecurity

Digital Engineering

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Tech Stack

Agile

Integrated

Digital Twin powered by ENCOMPASS℠



Chennai, India

DREAMMLab



Dayton, Ohio

Artificial Intelligence

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AI Mesh

Automate

Secure

Iron Stallion℠



U.S., U.K. and Australia

KBRaiN™



Multiple customers

Data Analytics

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Visualize

Minimize

Benchmark and Optimize

H2Evolution℠ powered by ENCOMPASS℠



U.K. IEC

CleanSpend℠ powered by ENCOMPASS℠



North Sea, U.K.

Digital Takeaways

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AI

- Real world innovation drives tangible outcomes
    - Enabling growth strategy
        - Pipeline of digital innovation initiatives

Digital accelerators positioning KBR for future

KBR Digital Accelerators

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Mark Sopp

Executive Vice President and Chief Financial Officer



Transformation to Global, Diversified Tech Leader in Strong Markets

Targeting stable, predictable growth in profit and cash flow

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Transformed
GS

2016

2020



Transformed
STS

New KBR

- Attractive global markets with scale and diversification
- Lower risk: concentration, commercial and capital
- Up-market, differentiated; IP, domain expertise, digital innovation

Drive stable, predictable profit and cash flow growth

Results: Double-digit Revenues and Adj. EBITDA[4] Growth

Strong stock appreciation since 2017

GS


17% CAGR
16% CAGR
2017A
2018A
2019A
2020A
2021A
2022A
2023A
GS Revenues (ex-OAW)³
GS Adj. EBITDA⁴

STS


33% CAGR
16% CAGR
2021A
2022A
2023A
STS Revenues
STS Adj. EBITDA⁴

Stock Price


GS Transformation
STS Transformation
$60.00
$50.00
$40.00
$30.00
$20.00
$10.00
2017A
2018A
2019A
2020A
2021A
2022A
2023A

GS CAGR reflects 2017A-2023A; STS CAGR reflects 2021A-2023A

Portfolio Enables Predictable Performance

Strong profit and cash flow visibility due to lower risk, positioning and book of business

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Adj. EBITDA[4]



$471M
$478M
$625M
$668M
$747M
2019A
2020A
2021A
2022A
2023A
2019-2022 LT Target
2021-2025 LT Target

Adj. OCF[5]



$256M
$290M
$319M
$424M
$463M
2019A
2020A
2021A
2022A
2023A
2019-2022 LT Target
2021-2025 LT Target

Growth Strategy Leverages Critical Differentiators

Delivering tangible value builds trusted partners and economics

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Commercial access and skillsets

- Widens addressable market
- Skin in the game
- Enables access to higher returns

Deliver real tangible value

- Lower cost of ownership
- Intellectual Property
- Digital

Long term relationships and trust

- Co-venturing new technologies
- Energy transition
- High repeat business

Attractive economics

- Co-investment
- Long-term contracts
- Value-based incentives

2027 Long Term Targets

Double digit profit and cash flow growth

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KBR Consolidated

Revenues	$11.5B+
Adj. EBITDA[4]	$1.15B+
Margin[4]	10%–11%
OCF	$700M+



SAFE
SECURE
SUSTAINABLE
Enduring Growth
Differentiated
Capital Upside
Resilient

Government Solutions

2023-2027 Revenue CAGR	Margin[4]
11%–15%	9%–10%

Sustainable Technology Solutions

2023-2027 Revenue CAGR	Margin[4]
11%–15%	~20%

Targets exclude capital deployment; OCF target reflects 27% effective tax rate and interest rates consistent with 2023A.

Strong Free Cash Flow Conversion and Growth

Maximize shareholder returns while ensuring ample liquidity

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2024E
$465M
2025E
2026E
2027E
$700M+
~$2.0B Cumulative Deployable Free Cash[5]

Deployment Priorities

- Dividends
- Strategic M&A
- Buybacks
- Debt management

Cumulative deployable free cash reflects 2024E-2027E cumulative OCF less capital expenditures of 0.5% to 0.75% of annual revenues.

High Performing Business With Sense of Purpose

Markets, positioning and effectiveness enable double digit returns

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- Our culture and the impactful work we do attracts great people
- Our differentiators in strong markets position us for continued growth
- Our commercial discipline drives strong economic returns

Targeting $1.15B+ Adj. EBITDA[4] by 2027

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SUSTAINABLE.℠





Byron Bright
President, Government Solutions U.S.

Paul Kahn
President, Government Solutions International

Government Solutions at a Glance

At-scale, diversified and up-market with unmatched global footprint

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KEY HIGHLIGHTS

$5.4B	**~16%**	**~10%**	**1.2x**	**9%**	**23K+**	**80+**	**200+**
2023 Revenue	2017 – 2023 Revenue CAGR	2023 Adj. EBITDA[4] Margin	2023 TTM Book-to-bill[6]	2022 – 2023 Backlog & Options Growth	Employees	Locations	Military Systems Platforms Supported

DIVERSIFIED REVENUE MIX

By Business Unit



Intl
S&S
R&S
D&I

By Geography[7]



Other
Australia/Asia
Europe / Middle East
Americas

By Contract Type



Fixed price
Time and materials
Cost reimbursable

By Customer



Other
USAF
Commercial
US Navy
Intl Gov
NASA & Fed Civ
US Army
U.S. DoD Other

What We Do

Four distinct go-to-market business approaches driving agility and resilience for sustained growth

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Space Operations
Data Analytics
Rapid Prototyping
Health & Human Performance
Mission Platforms
Mission IT
Research & Development
Critical Mission Support
Consulting & Advisory
AI/ML Enabled Asset Management
Critical Infrastructure
Global Logistics (HomeSafe)
Energy Assurance
Government Solutions
Science and Space (S&S)
Defense and Intel (D&I)
Readiness and Sustainment (R&S)
International
ONE KBR Capabilities
Deep Domain Expertise
Proprietary Technologies
Digital Innovation
Global and Commercial Acumen

Global Factors Driving Sustained Growth

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Global Security Priorities

- Near-peer threats and regional conflicts
- Allied cooperation
- NATO allies defense budgets 2% of combined GDP

Emerging Technology

- Digitalization
- Artificial intelligence
- Autonomous systems

Defense Modernization

- Strong defense budgets
- Indo-Pacific
- Directed energy and advanced systems



Unprecedented geopolitical and technology challenges are shaping global demand for security solutions.

Cyber and Intelligence	Space	Mission Platforms	Information and Data Analytics	Critical Infrastructure	Large-scale Operations

High-growth Technology Markets

Strongly positioned in high-growth areas within global end markets

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Cyber and Intelligence	Space	Mission Platforms	Information and Data Analytics	Critical Infrastructure	Large-scale Operations
Defensive and Offensive Cyber Advanced ISR Technology Spectrum Dominance Multi-source Intelligence Analytics	Human Exploration Earth and Climate Science National Security Space Space Domain Awareness Systems Engineering and Integration Mission Operations	Hypersonics Directed Energy Integrated Air and Missile Defense Next-gen Fighter Aircraft UAS Systems Command and Control	Digital Engineering AI/ML Solutions Advanced Asset Analytics Supply Chain Risk Management End-user Application Development	Defense Water and Transport Ports and Marine Nuclear Sustainability Cyber Resilience Infrastructure Protection	Logistics Training and Exercise Support Human Performance Contingency and Humanitarian Response Household Goods Management








Portfolio Alignment

Dynamic portfolio aligned with fastest-growing defense spending end markets

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	Cyber and Intelligence	Space	Mission Platforms	Information and Data Analytics	Critical Infrastructure	Large-scale Operations
Readiness and Sustainment				✓	✓	✓
Science and Space		✓		✓		✓
Defense and Intel	✓	✓	✓	✓	✓	✓
International	✓	✓	✓	✓	✓	✓
Global Addressable Market	$21B	$27B	$45B	$52B	$51B	$42B
2023 – 2027 Market CAGR[8]	7-10%	5-7%	5-8%	6-8%	3-5%	3-5%

GS Growth Strategy

Clear strategy delivers long-term growth targets

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Thrive in Core Markets

- Robust pipeline in growing end markets
- Plan to increase bid output by 50%+ from 2023 to 2024
- Win over 90% of recompetes
- Leverage large portfolio of exceptional government past performance

Expand Core Markets and New Geographies

- Capturing synergies between U.S. and International portfolios
- Specific AUKUS and Saudi growth campaigns
- Leveraging Fraser-Nash Consultancy technology and synergies

Deliver Innovation

- Rapid prototyping with digital systems engineering
- Secure labs and infrastructure
- Digital platforms to increase speed of development

Multiple Pathways

- Positioning for Indo-Pacific priorities
- HomeSafe expansion
- Globalizing technically differentiated consulting
- Commercializing IP-based solutions

High Growth Across All Sectors

GS growth underpinned by robust pursuit pipeline

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2027E
2023A
Intl
D&I
S&S
R&S
GS Revenues

Expected CAGR:	What is Growing:	KBR's Position:
12-15%	▪ Defense modernization ▪ AUKUS ▪ Critical national infrastructure ▪ Sustainable energy and nuclear safety	▪ **$22B** pipeline ▪ 63% book of business[9] 2024-2027 ▪ 41 new opportunities > $50M each
7-9%	▪ Digital engineering ▪ Military space ▪ Intelligence	▪ **$20B** pipeline ▪ 72% book of business[9] 2024-2027 ▪ 61 new opportunities > $100M each
4-6%	▪ NASA mission operations ▪ Information and data analytics ▪ Health and human performance	▪ **$10B** pipeline ▪ 76% book of business[9] 2024-2027 ▪ 4 new opportunities > $700M each
16-18%	▪ HomeSafe ramp-up ▪ Indo-Pacific expansion; reduced EUCOM ▪ Advanced asset analytics ▪ Intel and science infrastructure and operations	▪ **$20B** pipeline ▪ 79% book of business[9] 2024-2027 ▪ 13 new opportunities > $700M each

Four-year Growth Targets

Leading in the industry with confidence

SAFE. SECURE. SUSTAINABLE.™

Government Solutions

Revenue CAGR *2023-2027*	11%–15%

Adj. EBITDA[4] Margin	9%–10%



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SUSTAINABLE.℠

Jay Ibrahim

President, Sustainable Technology Solutions



Sustainable Technology Solutions at a Glance

A differentiated and up-market enabler of the energy trilemma

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KEY HIGHLIGHTS

$1.6B	~33%	21%	1.1x	~65%	10K+	80+	80+
2023 Revenue	2021 – 2023 Adj. EBITDA[4] CAGR	2023 Adj. EBITDA[4] Margin	2023 TTM Book-to-bill[6]	Profit from Repeat Customers	Employees	Locations	Proprietary Technologies

DIVERSIFIED MIX

Adj. EBITDA[4] by PSL



Sustainable Technology
Sustainable Solutions

Adj. EBITDA[4] by Contract Mix



Fixed Price
Unit Price
Time & Materials

Revenue by Geography[7]



Other
Australia / Asia
Americas
Europe / Middle East

What We Do

Delivering technology and services to bring sustainable solutions to our customers

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Project Management Consultancy (PMC)
Complex Program Development
Design & Engineering Solutions
Machine Learning (ML) Enhanced Schedule Optimizations
Strategic Planning and Advisory
Procurement and Construction Management (PCm)
Sustainable Solutions
Proprietary Equipment (PEQ) and Catalyst
Proprietary Technology Licensing
Technology Led Industrial Solutions (TLIS)
Sustainable Technologies
Concept and Feasibility Studies
Efficiency Improvement and Emission Reductions
ONE KBR Capabilities
Deep Domain Expertise
Proprietary Technologies
Digital Innovation
Global and Commercial Acumen



Sustainable Technology Solutions
PRIMER

Energy Trilemma Expanding Our Addressable Market

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Environmental Sustainability
The Energy Trilemma
Energy Security
Energy Equity

Why is KBR Successful?

- Globally present and trusted
- Technology unlocks affordable decarbonization
- Commercial acumen
- Digital smarts drive efficiency and speed to market

$32B pursuit pipeline to drive enduring growth

STS pipeline is up 40%+ since 2022

High Growth Across All Vectors

STS growth underpinned by growing market needs

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2027E
New Energies
Hydrogen & Ammonia
Clean Refining / Petrochem
Energy Security
2023A

STS Adj. EBITDA[4]

Expected CAGR:	Market Fundamentals:	KBR's Differentiation:
100-125%	▪ Plastics recycling ▪ Sustainable aviation fuel (SAF) ▪ Electrification of transport	▪ Hydro-PRT® has lowest CO2 footprint in market ▪ Drop-in, real SAF with PureSAF℠ ▪ Brine-to-battery solution for battery-grade lithium with PureLi℠ and new lithium extraction alliance
15-20%	▪ Key no-carbon vectors ▪ Blue ammonia will outpace green ammonia	▪ KBR ammonia IP is the leading technology for all colors ▪ Largest single-train design available in market ▪ First commercial-scale ammonia-cracking project with H2ACT℠
3-7%	▪ Demand for plastics outpaces population growth	▪ A century of experience in technology deployment ▪ Giga-scale project expertise ▪ Low-carbon-footprint solutions for cleaner products
15-20%	▪ Demand in Economic Global South ▪ Natural gas will be the energy transition "fuel" ▪ Reducing global greenhouse gas emissions	▪ Time-to-market focus for early production ▪ Differentiated methodologies to maximize value and reduce schedule ▪ Leading in the design and delivery of the world's LNG

Ammonia as Hydrogen Vector

KBR is a global leader in ammonia

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Incremental Global Ammonia Demand[10]



Incremental plants in flight by
2027
Incremental ammonia demand 2031
~46m MT
MT/year
100
80
60
40
20
0
2020
2025
2030
2035
2040
Agricultural/industrial
Hydrogen carrier
Shipping fuel
Power generation

~46+
world-scale plants
1m MT = 1 plant

×

~50%
KBR's market share

=

~23+ world-scale plants
KBR's opportunity

KBR's Profit Opportunity



High $180M
Low $130M
High $90M
Low $60M
2024E
2027E

Driving Returns in Innovation and Commercialization

Committed to the commercialization of high-margin, IP-based solutions with disciplined capital deployment

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Example: K-COT®

KBR's Catalytic Olefins Technology: improves ethylene and propylene yield from conventional liquid streams and uniquely circular and discounted feedstocks

Mix of externally acquired and internally developed IP first licensed in 2011

$8M Initial investment + reinvestment

$150M Cumulative profit

	Trade name	Year added to portfolio	Internal IP	External IP	Energy transition focused
Plastics Recycling	Hydro-PRT®	2021	✓	✓	✓
Ammonia Cracking	H2ACT℠	2022	✓		✓
Sustainable Aviation Fuel	PureSAF℠	2023		✓	✓
Battery-grade Lithium	LiCAPT℠ + PureLi℠	2024	✓	✓	✓
Green Hydrogen Project Estimator	H2Evolution℠	2024	✓		✓

Energy Vector Mix

Portfolio diversification mitigates end market cyclicality

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Relative Profit Contribution


100%
80%
60%
40%
20%
0%
2016A
2017A
2018A
2019A
2020A
2021A
2022A
2023A
2024E
2025E
2026E
2027E

Profit Progression


2016A
2017A
2018A
2019A
2020A
2021A
2022A
2023A
2024E
2025E
2026E
2027E

Energy Security
Upstream, Midstream, LNG

Clean Refining/Petrochem
Downstream, Commodity and Fine Chemicals

Hydrogen & Ammonia
Grey, Blue and Green

New Energies
Renewables, Bio, Plastics Recycling, Lithium, etc.

Four-year Growth Targets

Leading in the energy trilemma with confidence

SAFE. SECURE. SUSTAINABLE.™

Sustainable Technology Solutions

Revenue CAGR *2023-2027*	**11%–15%**

Adj. EBITDA[4] Margin	**~20%**




KBR®

We are ONE KBR

SAFE. SECURE. SUSTAINABLE.™


UNITED KINGDOM
UNITED STATES
AUSTRALIA
AUKUS


Next-gen
Consulting


One Saudi

Key Takeaways

Enduring growth and value creation

SAFE. SECURE. SUSTAINABLE.™

2027 Targets

$11.5B+ Revenues

$700M+ OCF



SAFE
SECURE
SUSTAINABLE
Enduring Growth
Differentiated
Capital Upside
Resilient

$1.15B+ Adj. EBITDA[4]

10%-11% Margin[4]

TAKEAWAYS

- Achieve full potential as ONE KBR
- Resilient global portfolio
- Proven team is "all in"
- Multiple pathways to accelerate growth

SAFE. SECURE.
SUSTAINABLE.℠

Q&A

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SUSTAINABLE.℠

Appendix

Glossary

SAFE. SECURE. SUSTAINABLE.™

CAGR	Compound annual growth rate
EBITDA	Earnings before interest, taxes, depreciation and amortization
GS	Government Solutions
IP	Intellectual Property
LNG	Liquefied Natural Gas

Margin	Adj. EBITDA[4] / Revenues
MT/year	Metric ton per year
OCF	Operating cash flows
PSL	Product/Solution Line
STS	Sustainable Technology Solutions

Footnotes

SAFE. SECURE. SUSTAINABLE.™

[1] Climate Impact Partners, "Commitment Issues" dated September 2023.

[2] BCG, "A Blueprint for the Energy Transition" dated September 2023.

[3] GS Revenues (ex-OAW) is considered a non-GAAP financial measure under SEC rules. GS Revenues (ex-OAW) exclude amounts related to contingency work associated with the OAW program that was wound down and substantially completed in early FY22 from GAAP revenue. Refer to non-GAAP reconciliation for details.

[4] Adj. EBITDA and Adj. EBITDA margin are considered non-GAAP financial measures under SEC rules. EBITDA is defined as Net income attributable to KBR, plus Interest expense; Accretion of Convertible Notes debt discounts; Other non-operating expense; Provision for income taxes; and Depreciation and amortization. Adj. EBITDA excludes certain amounts included in EBITDA. Adj. EBITDA margin is calculated as Adj. EBITDA divided by Revenues. Management believes EBITDA, Adj. EBITDA and Adj. EBITDA margin afford investors a view of what management considers KBR's core performance. Refer to non-GAAP reconciliation for details.

The company does not provide a reconciliation of Adj. EBITDA to the most comparable GAAP financial measure on a forward-looking basis because the company is unable to predict with reasonable certainty the ultimate outcome of legal proceedings, unusual gains and losses, and acquisition-related expenses without unreasonable effort, which could be material to the company's results computed in accordance with GAAP.

[5] Cumulative deployable free cash is considered a non-GAAP financial measure under SEC rules. Cumulative deployable free cash excludes certain amounts included in the cash flows provided by operating activities calculated in accordance with GAAP and excludes capital expenditures. The most directly comparable financial measure calculated in accordance with GAAP is cash flows provided by operating activities. Management believes that cumulative deployable free cash affords investors a view of what management considers KBR's core operating cash flow performance and also afford investors the ability to make a more informed assessment of such core operating cash generation performance.

The company does not provide a reconciliation of cumulative deployable free cash to the most comparable GAAP financial measure on a forward-looking basis because the company is unable to predict with reasonable certainty the ultimate outcome of legal proceedings, unusual gains and losses, capital expenditures and acquisition-related expenses without unreasonable effort, which could be material to the company's results computed in accordance with GAAP.

[6] Trailing-twelve months book-to-bill (TTM BTB). Consistent with our practice, BTB excludes long-term UK PFIs.

[7] Revenue by geography represents ultimate destination of customer.

[8] Market CAGR represents KBR's interpretation and synthesis of external sources. Refer to sources for details.

[9] Book of business includes backlog, options, rated recompetes and high confidence work in pipeline.

[10] Incremental ammonia demand represents KBR's interpretation and synthesis of external sources. Refer to sources for details.

Sources

SAFE. SECURE. SUSTAINABLE.™

GS Market Data	Ammonia Vector Data
Bloomberg Government (BGOV) research	IRENA Innovation Outlook Renewable Ammonia ('22)
Mordor Intelligence ('23)	Yara Capital Markets Day ('22)
	S&P Fertecon ('23)

Non-GAAP Reconciliation

SAFE. SECURE. SUSTAINABLE.™

GS Revenues (ex-OAW)

	2017A	2018A	2019A	2020A	2021A	2022A	2023A
GS Revenues (as reported)	$2,193	$3,457	$4,042	$4,055	$6,149	$5,320	$5,353
Revenue attributable to OAW	—	—	—	—	1,583	313	—
GS Revenues (ex-OAW)	$2,193	$3,457	$4,042	$4,055	$4,566	$5,007	$5,353

GS Adj. EBITDA

	2017A	2018A	2019A	2020A	2021A	2022A	2023A
Pretax income attributable to GS	$169	$378	$335	$351	$409	$440	$276
Adjustments:							
Interest expense	3	4	3	1	2	4	11
Other non-operating (income) expense	1	—	(2)	2	3	(1)	(2)
Depreciation and amortization	27	41	58	60	108	95	96
EBITDA - GS	$200	$423	$394	$414	$522	$538	$381
Adjustments:							
Legacy legal fees and settlements	13	11	10	8	16	15	155
Acquisition, integration and restructuring	—	—	—	5	—	—	—
Aspire gain on consolidation	—	(108)	—	—	—	—	—
Adj. EBITDA - GS	$213	$326	$404	$427	$538	$553	$536

Amounts as disclosed in public filings; reorganizations have not been recast to all years, unless as disclosed in prior public filings.

Non-GAAP Reconciliation

SAFE. SECURE. SUSTAINABLE.™

STS Revenues

	2021A	2022A	2023A
STS Revenues	**1,190**	**1,244**	**1,603**

STS Adj. EBITDA

	2021A	2022A	2023A
Pretax income (loss) attributable to STS	**$(37)**	**$62**	**$322**
Adjustments:			
Interest expense	—	1	1
Other non-operating (income) expense	1	(4)	(3)
Depreciation and amortization	16	14	19
EBITDA - STS	**$(20)**	**$73**	**$339**
Adjustments:			
Acquisition, integration and restructuring	(3)	(1)	—
Ichthys commercial dispute cost	218	143	1
Appreciation in fair value of investments	(4)	(16)	—
Provision (benefit) related to exit from Russian commercial projects	—	25	(4)
Adj. EBITDA - STS	**$191**	**$224**	**$336**

Amounts as disclosed in public filings; reorganizations have not been recast to all years, unless as disclosed in prior public filings.

Non-GAAP Reconciliation

SAFE. SECURE. SUSTAINABLE.™

KBR Adj. EBITDA

	2019A	2020A	2021A	2022A	2023A
Net income (loss) attributable to KBR	**$202**	**$(72)**	**$27**	**$190**	**$(265)**
Adjustments:					
Interest expense	99	83	80	87	115
Accretion of Convertible Notes debt discounts	—	—	—	—	282
Other non-operating (income) expense	(5)	(1)	9	(12)	5
Provision (benefit) for income taxes	59	26	111	92	95
Depreciation and amortization	104	115	146	137	141
EBITDA	**$459**	**$151**	**$373**	**$494**	**$373**
Adjustments:					
Non-cash (gain) loss on legal entity rationalization	—	(7)	7	—	—
Ichthys commercial dispute cost	—	9	218	143	1
Acquisition, integration and restructuring	2	317	15	7	10
Legacy legal fees and settlements	10	8	16	15	155
Appreciation in fair value of investments	—	—	(4)	(16)	—
Provision (benefit) related to exit from Russian commercial projects	—	—	—	25	(4)
Loss on derivative bifurcation	—	—	—	—	104
Loss on debt extinguishment	—	—	—	—	70
Loss on settlement of warrants	—	—	—	—	38
Adj. EBITDA	**$471**	**$478**	**$625**	**$668**	**$747**

Non-GAAP Reconciliation

SAFE. SECURE. SUSTAINABLE.™

KBR Adj. OCF

	2019A	2020A	2021A	2022A	2023A
Operating cash flows	**$256**	**$367**	**$278**	**$396**	**$331**
Adjustments:					
Remove: Receivable monetization related to acquisition	—	(100)	—	—	—
Add: Major project advance work off	—	81	11	—	—
Adjust: CARES Act temporary tax repayment (relief)	—	(58)	30	28	—
Add: Legacy legal settlement (after tax)	—	—	—	—	132
Adj. operating cash flows	**$256**	**$290**	**$319**	**$424**	**$463**

SAFE. SECURE.
SUSTAINABLE.℠

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